OPPENHEIMER MAIN STREET OPPORTUNITY FUND

Supplement dated December 29, 2009 to the
Statement of Additional Information dated November 27, 2009

This supplement amends the Statement of Additional Information dated November 27, 2009 by adding the following at the end of the section titled “Ownership of Fund Shares” on page 31:

As of December 28, 2009, the Portfolio Managers beneficially owned shares of the Fund as follows:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Manind Govil	$100,001 - $500,000
Anthony Gennaro, Jr.	$100,001 - $500,000

December 29, 2009                                                                                                                 PX0731.012